Exhibit 32.1
INTEGRATED FREIGHT CORPORATION
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
 Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Integrated Freight Corporation (the Company) on Form 10-Q for the quarterly period ended June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the Report), I David N. Fuselier, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David N. Fuselier
David N. Fuselier
Principal Executive Officer June 16, 2015